EXHIBIT 21

SUBSIDIARIES OF STANLEY BLACK & DECKER, INC.

The following is a list of all active subsidiaries of Stanley Black & Decker, Inc. as of December 28, 2013. All subsidiaries, except those marked with an asterisk, are included in the Consolidated Financial Statements of Stanley Black & Decker, Inc.

Jurisdiction of Incorporation/
Corporate Name	Organization

Domestic Subsidiaries
AA Alarms, Inc.	United States (Michigan)
AeroScout Inc.	United States (Delaware)
Asia Fastening (US), Inc.	United States (Delaware)
Avdel USA, LLC	United States (Delaware)
B&D Holdings, LLC	United States (Maryland)
BAI, Inc.	United States (Indiana)
BD Abrasive LLC	United States (Delaware)
BDK Faucet Holdings Inc.	United States (Delaware)
Black & Decker (Ireland) Inc.	United States (Delaware)
Black & Decker (U.S.) Inc.	United States (Maryland)
Black & Decker de Panama LLC	United States (Maryland)
Black & Decker Funding Corporation	United States (Delaware)
Black & Decker Group, LLC	United States (Delaware)
Black & Decker Healthcare Management Inc.	United States (Maryland)
Black & Decker Holdings, LLC	United States (Delaware)
Black & Decker Inc.	United States (Delaware)
Black & Decker India Inc.	United States (Maryland)
Black & Decker Investment Company, LLC	United States (Delaware)
Black & Decker Investments (Australia) Limited	United States (Maryland)
Black & Decker Investments LLC	United States (Maryland)
Black & Decker Mexfin LLC	United States (Delaware)
Black & Decker Puerto Rico Inc.	United States (Delaware)
Black & Decker Shelbyville, LLC	United States (Kentucky)
Bostitch-Holding, L.L.C.	United States (Delaware)
CJF India LLC	United States (Delaware)
CJSF, L.L.C.	United States (Delaware)
CLP2 GP, LLC	United States (Delaware)
CRC-Evans International Holdings, Inc.	United States (Delaware)
CRC-Evans International, Inc.	United States (Delaware)
CRC-Evans Pipeline International, Inc.	United States (Delaware)
CRC-Evans Welding Services, Inc.	United States (Delaware)
Criblist, Inc.	United States (Delaware)
Delta International Machinery corp.	United States (Minnesota)
Devilbiss Air Power Company	United States (Delaware)

Domestic Subsidiaries (continued)
Embedded Technologies, L.L.C.	United States (Delaware)
Emglo Products, LLC	United States (Maryland)
Emhart (Asia) Limited	United States (Delaware)
Emhart Hardware Sales Corporation	United States (Delaware)
Emhart Harttung Inc.	United States (Delaware)
Emhart Teknologies LLC	United States (Delaware)
Fastener Innovation Technology, Inc.	United States (California)
Global Fastening (US), Inc.	United States (Delaware)
Hardware City Associates Limited Partnership	United States (Connecticut)
Infastech Decorah, LLC	United States (Delaware)
Infologix - DDMS, Inc.	United States (Delaware)
InfoLogix Systems Corporation	United States (Delaware)
Infologix, Inc.	United States (Delaware)
Jafford LLC	United States (Maryland)
JennCo1, Inc.	United States (Delaware)
Microalloying International, Inc.	United States (Delaware)
Newfrey LLC	United States (Delaware)
Opt Acquisition, L.L.C.	United States (Pennsylvania)
Pacom Systems (North America) Inc.	United States (Delaware)
PIH U.S., Inc.	United States (Alabama)
Porter-Cable Argentina, LLC	United States (Minnesota)
Powers Products IV, L.L.C.	United States (Delaware)
Powers Products, L.L.C.	United States (Delaware)
RIGHTCO II, LLC	United States (Delaware)
Sargent & Greenleaf, Inc.	United States (Indiana)
SBD Cayman LLC	United States (Delaware)
SBD Insurance, Inc.	United States (Connecticut)
SBD Property Holdings, LLC	United States (Delaware)
Scan Modul System, Inc.	United States (New York)
SecurityCo Solutions, Inc.	United States (Delaware)
Spiralock Corporation	United States (Michigan)
Stanley Access, Inc.	United States (Delaware)
Stanley Access Technologies LLC	United States (Delaware)
Stanley Atlantic LLC	United States (Delaware)
Stanley Black & Decker Cayman Holdings, Inc.	United States (Delaware)
Stanley Black & Decker Chile, L.L.C.	United States (Delaware)
Stanley Black & Decker SUB Plan Trust	United States (Delaware)
Stanley Canada Holdings, L.L.C.	United States (Delaware)
Stanley Convergent Security Solutions, Inc.	United States (Delaware)
Stanley European Holdings, L.L.C.	United States (Delaware)
Stanley Fastening Systems, L.P.	United States (Delaware)
Stanley Housing Fund, Inc.	United States (Delaware)
Stanley Industrial & Automotive, LLC	United States (Delaware)
Stanley International Holdings, Inc.	United States (Delaware)

Domestic Subsidiaries (continued)
Stanley Logistics, L.L.C.	United States (Delaware)
Stanley Security Solutions, Inc.	United States (Indiana)
Stanley Supply & Services, Inc.	United States (Massachusetts)
The Black & Decker Corporation	United States (Maryland)
The Farmington River Power Company	United States (Connecticut)
UNISPEC, L.L.C.	United States (Alabama)
Zag USA, Inc.	United States (Delaware)

International Subsidiaries	Jurisdiction of Incorporation/ Organization
EMIRIAN S.A.I.C.F.I.R.	Argentina
Black & Decker Argentina S.A.	Argentina
Black & Decker Finance (Australia) Ltd.	Australia
Black & Decker Holdings (Australia) Pty. Ltd.	Australia
Black & Decker No. 4 Pty. Ltd.	Australia
Facom Systems Pty Limited	Australia
Infastech (Australia) PTY Limited	Australia
Pacom Systems Pty Limited	Australia
Powers Fasteners Australasia Pty Limited	Australia
Powers Rawl Pty. Ltd.	Australia
Rawl Australasia Pty. Ltd.	Australia
Rawlplug Unit Trust	Australia
SBDK Australia GP	Australia
Sielox Security Systems Pty. Ltd.	Australia
Stanley Black & Decker Australia Pty Ltd.	Australia
Stanley Black & Decker Holdings Australia Pty Ltd	Australia
The Stanley Works Pty. Ltd.	Australia
Stanley Black & Decker Austria GmbH	Austria
Facom Belgie BVBA	Belgium
General Protection BVBA	Belgium
Niscayah BVBA	Belgium
Scan Modul Medi-Math BVBA	Belgium
Stanley Black & Decker Belgium BVBA	Belgium
Stanley Black & Decker Latin American Holding BVBA	Belgium
Stanley Black & Decker Logistics BVBA	Belgium
Stanley Europe BVBA	Belgium
Stanley Security Belgium BVBA	Belgium
The Stanley Works (Bermuda) Ltd.	Bermuda
Black & Decker do Brasil Ltda.	Brazil
CRC-Evans PIH Serviços De Tubulação Do Brasil Ltda	Brazil
M.HART do Brasil Ltda.	Brazil
Refal Industria e Comercio de Rebites e Rebitadeiras Ltda.	Brazil
Spiralock do Brasil, Ltda.	Brazil
3040003 Canada Inc.	Canada

International Subsidiaries (continued)
Abmast Inc.	Canada
CRC-Evans Canada LTD.	Canada
First National AlarmCap LP/Premiere Societe en Commandite Nationale Alarmcap	Canada
Les Portes Auto Magique Inc.	Canada
Lista International, Ltd.	Canada
Mac Tools Canada Inc.	Canada
Microtec Enterprises, Inc.	Canada
Mont-Hard (Canada) Inc.	Canada
Powers Industries Limited	Canada
Stanley Black & Decker Canada Corporation	Canada
Stanley CLP2	Canada
Stanley CLP3	Canada
XMARK Corporation	Canada
Besco Investment Group Co. Ltd.	Cayman Islands
Black & Decker (Cayman) Finance Limited	Cayman Islands
Black & Decker Manufacturing, Distribution & Global Purchasing Holdings LP	Cayman Islands
Chiro (Cayman) Holdings Ltd.	Cayman Islands
Jointech Corporation, LTD.	Cayman Islands
Reid Services Limited	Cayman Islands
SBD Holdings Cayman, LP	Cayman Islands
Wintech Corporation Limited	Cayman Islands
Maquinas y Herramientas Black & Decker de Chile S.A.	Chile
Anzi Masterfix Tool Limited Liability Company	China
Beijing Bostitch Fastening Systems Col, Ltd.	China
Besco Machinery Industry (Zhejiang) Co., Ltd.	China
Black & Decker (Suzhou) Co., LTD.	China
Black & Decker (Suzhou) Power Tools Co., LTD.	China
Black & Decker (Suzhou) Precision Manufacturing Co., LTD.	China
Black & Decker SSC CO., LTD.	China
Guangzhou Emhart Fastening System Co., LTD.	China
Hefei INTACA Science & Technology Development Co., Ltd.	China
Infastech (Guangzhou) Limited	China
Infastech (Shenzhen) Limited	China
Infastech Fastening Systems (Wuxi) Limited	China
Infastech TYT Precision Manufacturing (Shenzhen) Limited	China
Jiangsu Guoqiang Tools Co., Ltd.	China
Jiangsu Tongfeng Hardware Co., Ltd.	China
Powers Shanghai Trading Ltd.	China
Shanghai Eastern Iron Hardware Co., Ltd.	China
Shanghai Emhart Fastening Systems LTD.	China
Stanley Black & Decker Precision Manufacturing (Shenzhen) Co., Ltd.	China
Stanley GMT Hardware Co., Ltd.	China
Stanley Works China Investments Limited	China
Stanley Works (Wendeng) Tools Co., Ltd.	China

International Subsidiaries (continued)
The Stanley Works (Langfang) Fastening Systems Co., Ltd.	China
The Stanley Works (Shanghai) Co., Ltd.	China
The Stanley Works (Shanghai) Management Co., Ltd.	China
The Stanley Works (Zhejiang) Industrial Tools Co., Ltd.	China
The Stanley Works (Zhongshan) Tool Co., Ltd.	China
Black & Decker de Colombia S.A.S.	Colombia
Black and Decker de Costa Rica Limitada	Costa Rica
Black & Decker (Czech) s.r.o.	Czech Republic
Stanley Black & Decker Czech Republic s.r.o.	Czech Republic
Tucker S.R.O.	Czech Republic
Emhart Harttung A/S	Denmark
Scan Modul Byrum ApS	Denmark
Stanley Nordic ApS	Denmark
Stanley Security Denmark ApS	Denmark
Black & Decker del Ecuador S.A.	Ecuador
Stanley Black & Decker Finland Oy	Finland
Stanley Security Oy	Finland
Avdel France SAS	France
BGI Distribution S.A.S.	France
Black & Decker Finance SAS	France
Bost Garnache Industries S.A.S.	France
Dubuis et Cie S.A.S.	France
Emhart Fastening & Assembly SNC	France
Facom Holding S.A.S.	France
Facom S.A.S.	France
Générale de Protection Europe Holding SCS	France
Novia SWK S.A.S.	France
Piole Parolai Equipement S.A.S.	France
Pro One Finance S.A.S.	France
Societe Miniere et Commerciale S.A.S	France
Stanley Black & Decker France S.A.S.	France
Stanley Black et Decker France Services S.A.S.	France
Stanley Doors France S.A.S.	France
Stanley France S.A.S.	France
Stanley Healthcare Solutions France Sàrl	France
Stanley Security France SAS	France
Stanley Tools S.A.S.	France
Avdel Deutschland GmbH	Germany
B.B.W. Bayrische Bohrerwerke G.m.b.H.	Germany
Black & Decker Holdings GmbH	Germany
Black & Decker International Holdings B.V. & CO. KG	Germany
Horst Sprenger GmbH Recycling-tools	Germany
Scan Modul Orgasystem GmbH	Germany
SETEC Vertriebsgesellschaft für Brand- und Einbruchmeldesysteme mbH	Germany

International Subsidiaries (continued)
Stanley Black & Decker Deutschland GmbH	Germany
Stanley Grundstücksverwaltungs GmbH	Germany
Stanley Security Deutschland Administration GmbH	Germany
Stanley Security Deutschland GmbH	Germany
Tucker GmbH	Germany
Stanley Black & Decker (Hellas) EPE	Greece
Avdel Holdings (Hong Kong) Limited	Hong Kong
BDC International Limited	Hong Kong
Black & Decker Hong Kong Limited	Hong Kong
Emhart Guangzhou (Hong Kong) Limited	Hong Kong
Hangtech Limited	Hong Kong
Infastech (China) Limited	Hong Kong
Infastech Company Limited	Hong Kong
Niscayah Asia Ltd	Hong Kong
Niscayah Investments Ltd	Hong Kong
Spiralock Global Ventures, Limited	Hong Kong
Stanley Black & Decker Hungary Korlatolt Felelossegu Tarsasag	Hungary
Stanley Finance Hungary Group Financing Limited Liability Company	Hungary
Avfast (India) Pvt. Ltd.	India
Emhart Teknologies (India) Private Limited	India
Infastech Fastening Technologies India Private Limited	India
Stanley Black & Decker India Limited	India
Stanley Security Solutions India Private Limited	India
Stanley Works (India) Private Limited	India
PT Stanley Black & Decker	Indonesia
Baltimore Financial Services Company	Ireland
Baltimore Insurance Limited	Ireland
BELCO Investments Company	Ireland
Black & Decker International Finance 1	Ireland
Black & Decker International Finance 3 Limited	Ireland
Chesapeake Falls Holdings Company	Ireland
Gamrie Limited	Ireland
SBD European Investment	Ireland
SBD European Security International	Ireland
SBD European Security Investment	Ireland
SBD Niscayah Investment	Ireland
Stanley Black & Decker International Finance 1	Ireland
Stanley Black & Decker International Finance 2	Ireland
Stanley Black & Decker International Finance 3	Ireland
Stanley Black & Decker International Finance 4	Ireland
Stanley Black & Decker International Finance 5	Ireland
Stanley Black & Decker Ireland	Ireland
Stanley Black & Decker Latin American Investment	Ireland
Stanley Security Limited	Ireland

International Subsidiaries (continued)
Stanley Security Solutions Ireland Limited	Ireland
AeroScout Ltd.	Israel
The Stanley Works Israel Ltd.	Israel
Avdel Italia S.r.l.	Italy
DeWalt Industrial Tools S.p.A.	Italy
Stanley Black & Decker Italia S.r.l.	Italy
Stanley Security Italia S.r.l.	Italy
SWK Utensilerie S.r.l.	Italy
AeroScout Japan, Co., Ltd.	Japan
Infastech Kabushiki Kaisha	Japan
Nippon Pop Rivets & Fasteners, LTD.	Japan
Emhart Fastening Teknologies Korea, Inc.	Korea, Republic of
Infastech (Korea) Limited	Korea, Republic of
Black & Decker (OVERSEAS) GmbH	Liechtenstein
Asia Fastening (Cayman) S.à r.l.	Luxembourg
Black & Decker Asia Manufacturing Holdings 1 S.a.r.l.	Luxembourg
Black & Decker Asia Manufacturing Holdings 2 S.a.r.l.	Luxembourg
Black & Decker Global Holdings S.a.r.l.	Luxembourg
Black & Decker Limited S.A.R.L.	Luxembourg
Black & Decker Luxembourg Finance S.C.A.	Luxembourg
Black & Decker Luxembourg S.A.R.L.	Luxembourg
Black & Decker TransAsia S.a.r.l.	Luxembourg
Chesapeake Investments Company S.A.R.L.	Luxembourg
Global Fastening (Cayman) S.à r.l.	Luxembourg
Infastech S.à r.l.	Luxembourg
SBD European Security Holdings S.à r.l.	Luxembourg
Black & Decker Macao Commercial Offshore Limited	Macao
Black & Decker Asia Pacific (Malaysia) Sdn. Bhd.	Malaysia
CRC-Evans Pipeline International Sdn.Bhd.	Malaysia
ICSS Electronics Malaysia Sdn Bhd	Malaysia
Infastech (Labuan) Limited	Malaysia
Infastech (Malaysia) Sdn Bhd	Malaysia
Infastech Holdings (Malaysia) Sdn Bhd	Malaysia
Stanley Works (Malaysia) Sdn Bhd	Malaysia
Black & Decker de Reynosa, s. de r.l . de c.v.	Mexico
Black & Decker, S.A. de c.v.	Mexico
DeWalt Industrial Tools, S.A. de C.V.	Mexico
Grupo Black & Decker MEXICO, s. de r.l . de c.v.	Mexico
Herramientas Stanley S.A. de c.v.	Mexico
Stanley-Bostitch Servicios s. de r.l . de c.v.	Mexico
Stanley-Bostitch, S.A. de c.v.	Mexico
Black & Decker Far East Holdings B.V.	Netherlands
Black & Decker Hardware Holdings B.V.	Netherlands
Black & Decker Holdings B.V.	Netherlands

International Subsidiaries (continued)
Black & Decker International Holdings B.V. S.a.r.l.	Netherlands
Chiro Tools Holdings B.V.	Netherlands
CRC-Evans B.V.	Netherlands
Emhart Teknologies B.V.	Netherlands
Interfast B.V.	Netherlands
MEDI-MATH Holding B.V.	Netherlands
Scan Modul MEDI-MATH B.V.	Netherlands
Stanley Black & Decker Netherlands B.V.	Netherlands
Stanley European Holdings B.V.	Netherlands
Stanley European Holdings II B.V.	Netherlands
Stanley Healthcare Solutions Europe B.V.	Netherlands
Stanley Israel Investments B.V.	Netherlands
Stanley Security Alarmcentrale B.V.	Netherlands
Stanley Security Nederland B.V.	Netherlands
Stanley Tona Holding B.V.	Netherlands
Stanley Works Holdings B.V.	Netherlands
Stichting Beheer Intellectuele Eigendomsrechten Blick Benelux B.V.	Netherlands
Powers Fasteners (NZ) Limited	New Zealand
Powers Fasteners Australasia Limited	New Zealand
Powers Fasteners Limited	New Zealand
Rawl (NZ) Limited	New Zealand
Stanley Black & Decker NZ Limited	New Zealand
Stanley Black & Decker Norway AS	Norway
Stanley Security AS	Norway
Black & Decker de Panama, S. de R.L.	Panama
Emhart Panama, S.A.	Panama
SBD Panama Investments LLC	Panama
SBD Panama LLC	Panama
Black & Decker del Peru S.A.	Peru
Masterfix Poland Ltd. Sp. z.o.o.	Poland
Stanley Black & Decker Polska Sp. z o.o.	Poland
Stanley Fastening Systems Poland Sp. z o.o.	Poland
Scan Modul MEDI-MATH Logistica Hospitalar, Lda	Portugal
Stanley Security Portugal, Unipessoal, Lda	Portugal
Stanley Black & Decker Limited Liability Company	Russian Federation
Aeroscout (Singapore) Pte. Ltd.	Singapore
Bellwether Capital Private Limited	Singapore
Black & Decker Asia Pacific Pte. Ltd.	Singapore
Infastech (Singapore) Pte. Ltd.	Singapore
Infastech Intellectual Properties Pte. Ltd.	Singapore
InfoCom and Security Systems Pte Ltd	Singapore
Joint Prosperity Investment Private Limited	Singapore
Stanley Works Asia Pacific Pte. Ltd.	Singapore
Visiocom International Pte Ltd	Singapore

International Subsidiaries (continued)
Stanley Black & Decker Slovakia s.r.o.	Slovakia
Cooperheat of Africa (Pty) Ltd	South Africa
De-Tect Unit Inspection(Pty) Ltd	South Africa
Unit Inspection Property (Pty) Ltd	South Africa
Avdel Spain SA	Spain
Niscayah Holding Spain, S.L.	Spain
Pacom Systems Espana SL	Spain
Scan Modul Medi-math, SA	Spain
Stanley Black & Decker Iberica, S.L.	Spain
Stanley Security Espana, L. L. (Unipersonal)	Spain
SBD Holding AB	Sweden
Niscayah Group AB	Sweden
Pacom Group AB	Sweden
Stanley Black & Decker Sweden AB	Sweden
Stanley Security Sverige AB	Sweden
Stanley Svenska AB	Sweden
Emhart GmbH	Switzerland
Sargent & Greenleaf S.A.	Switzerland
Scan Modul System GmbH	Switzerland
Stanley Black & Decker Holding GmbH	Switzerland
Stanley Black & Decker Sales GmbH	Switzerland
Stanley Security Switzerland Sàrl	Switzerland
Stanley Works (Europe) GmbH	Switzerland
Besco Pneumatic Corporation	Taiwan
Fastener Jamher Taiwan Inc.	Taiwan
Stanley Chiro International Ltd	Taiwan
Stanley Fastening Systems Investment (Taiwan) Co.	Taiwan
Stanley Security Solutions Taiwan Ltd.	Taiwan
Black & Decker (Thailand) Limited	Thailand
Emhart Teknologies (Thailand) LTD.	Thailand
Infastech Thai Company Limited	Thailand
PIH (Thailand) Company Limited	Thailand
Stanley Works Limited	Thailand
Alkhaja Pimex LLC	United Arab Emirates
Stanley Middle East FZE	United Arab Emirates
Aeroscout (U.K.) Limited	United Kingdom
Avdel Holding Limited	United Kingdom
Avdel Metal Finishing Limited	United Kingdom
Avdel UK Limited	United Kingdom
Aven Tools Limited	United Kingdom
Bandhart	United Kingdom
Bandhart Overseas	United Kingdom
Black & Decker	United Kingdom
Black & Decker Batteries Management Limited	United Kingdom

International Subsidiaries (continued)
Black & Decker Europe	United Kingdom
Black & Decker Finance	United Kingdom
Black & Decker International	United Kingdom
Black & Decker International Finance (UK) Limited	United Kingdom
Black & Decker International Finance Holdings (UK) Limited	United Kingdom
Blick Telefusion Communications Limited	United Kingdom
CRC-Evans Offshore Limited	United Kingdom
Emhart International Limited	United Kingdom
Isgus International Limited	United Kingdom
Masterfix Products U.K. Ltd.	United Kingdom
Masterfix UK Holdings Limited	United Kingdom
Niscayah Holdings Limited	United Kingdom
PIH Holdings Limited	United Kingdom
PIH Services Limited	United Kingdom
Pipeline Induction Heat Limited	United Kingdom
Spiralock of Europe LTD.	United Kingdom
Stanley Black & Decker Innovations Limited	United Kingdom
Stanley Black & Decker UK Holdings Limited	United Kingdom
Stanley Black & Decker UK Limited	United Kingdom
Stanley Healthcare Solutions Limited	United Kingdom
Stanley Security Solutions (NI) Limited	United Kingdom
Stanley Security Solutions Limited	United Kingdom
Stanley Security Solutions Operations Limited	United Kingdom
Stanley Security Solutions-Europe Limited	United Kingdom
Stanley U.K. Holding Ltd.	United Kingdom
Stanley UK Acquisition Company Limited	United Kingdom
Stanley UK Limited	United Kingdom
Stanley UK Sales Limited	United Kingdom
Stanley UK Services Limited	United Kingdom
SWK (U.K.) Holding Limited	United Kingdom
SWK (UK) Limited	United Kingdom
The Stanley Works Limited	United Kingdom
Tucker Fasteners Limited	United Kingdom
Universal Inspection Systems Limited	United Kingdom
Black & Decker Asia Based Enterprises
Black & Decker de Venezuela, C.A.	Venezuela
Black & Decker Holdings de Venezuela, C.A.	Venezuela
Besco Investment Holdings Ltd.	Virgin Islands, British
Infastech/Tri-Star Limited	Virgin Islands, British
PIH Services ME Ltd.	Virgin Islands, British
Stanley Works China Investments Limited	Virgin Islands, British